UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2007
Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall Street, Suite 1600 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 682-2516
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Press Release dated January 11, 2007
Press Release dated January 18, 2007

Item 1.01 Entry into a Material Definitive Agreement.
     As described in its prospectus (the “Prospectus”) dated January 11, 2007 (File No. 333-138637) and filed on January 12, 2007 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), Legacy Reserves LP (the “Partnership”) entered into an underwriting agreement on January 11, 2007 (the “Underwriting Agreement”) with Legacy Reserves GP, LLC, the general partner of the Partnership (the “General Partner”), Legacy Reserves Operating GP, LLC, Legacy Reserves Operating LP, and Wachovia Capital Markets, LLC, Friedman, Billings, Ramsey & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Oppenheimer & Company, Incorporated and Stifel, Nicolaus & Company, Incorporated (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 6,000,000 units representing limited partner interests in the Partnership (“Units”) sold by the Partnership at a price to the public of $19.00 per Unit ($17.67 per Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the underwriters a 30-day option to purchase up to an additional 900,000 Units (the “Option”) on the same terms. On January 17, 2007, the underwriters exercised the Option in full. The transactions contemplated by the Underwriting Agreement, including the Option, closed on January 18, 2007.
     In the Underwriting Agreement, the Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On January 11, 2007, the Partnership announced that it had priced its initial public offering of 6,000,000 Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     On January 18, 2007, the Partnership announced the closing of its initial public offering of 6,900,000 Units, which included the exercise, in full, by the Underwriters of their option to purchase up to an additional 900,000 Units. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, each of the press releases shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated January 11, 2007, among Legacy Reserves LP, Legacy Reserves GP, LLC, Legacy Reserves Operating GP, LLC, Legacy Reserves Operating LP, and Wachovia Capital Markets, LLC, Friedman, Billings, Ramsey & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Oppenheimer & Company, Incorporated and Stifel, Nicolaus & Company, Incorporated.

Exhibit 99.1	Legacy Reserves LP Press Release dated January 11, 2007.

Exhibit 99.2	Legacy Reserves LP Press Release dated January 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP

By:	Legacy Reserves GP, LLC, its general partner

Date: January 18, 2007	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated January 11, 2007, among Legacy Reserves LP, Legacy Reserves GP, LLC, Legacy Reserves Operating GP, LLC, Legacy Reserves Operating LP, and Wachovia Capital Markets, LLC, Friedman, Billings, Ramsey & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Oppenheimer & Company, Incorporated and Stifel, Nicolaus & Company, Incorporated.

Exhibit 99.1	Legacy Reserves LP Press Release dated January 11, 2007.

Exhibit 99.2	Legacy Reserves LP Press Release dated January 18, 2007.